UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 31, 2022
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

In its Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K"), The PNC Financial Services Group, Inc. (the "Corporation") reported its noninterest income through six revenue streams: (i) Asset management, (ii) Consumer services, (iii) Corporate services, (iv) Residential mortgage, (v) Service charges on deposits and (vi) Other noninterest income.

Effective for the first quarter of 2022, the Corporation updated the presentation of its noninterest income categorization to be based on product and service type, and accordingly, has changed the basis of presentation of its noninterest income revenue streams to: (i) Asset management and brokerage, (ii) Capital markets related, (iii) Card and cash management, (iv) Lending and deposit related, (v) Residential and commercial mortgage and (vi) Other noninterest income.

A description of each revenue stream is as follows:

•Asset management and brokerage includes revenue from our asset management and retail brokerage businesses. Asset management services include investment management, custody, retirement planning, family planning, trust management and retirement administration. Brokerage services offer retail customers a wide range of investment options, including mutual funds, annuities, stock, bonds and managed accounts.

•Capital markets related includes revenue from services and activities primarily related to merger and acquisition advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting, credit valuation adjustments related to the derivatives portfolio and customer-related trading.

•Card and cash management includes revenue primarily from debit and credit card activities, inclusive of credit card points and rewards, treasury management services and ATM fees. Debit and credit card activities include interchange revenue and merchant service fees. Treasury management services include cash and investment management, receivables and disbursement management, funds transfer, international payment and access to online/mobile information management and reporting.

•Lending and deposit related includes revenue primarily related to service charges on deposits, loan commitment and usage fees, the issuance of standby letters of credit, operating lease income and long-term care and insurance products.

•Residential and commercial mortgage includes the gain and loss on sale of mortgages, revenue related to our mortgage servicing responsibilities, mortgage servicing rights valuation adjustments and net gains on originations and sales of loans held for sale.

•Other noninterest income is primarily composed of private equity revenue, net securities gains and losses, activity related to our equity investment in Visa and gains and losses on asset sales.

The Corporation’s economic group recently updated its expectations for Federal Open Market Committee ("FOMC") federal funds rate increases for the remainder of 2022 detailed within its March Economic Report. PNC now expects the FOMC to raise the federal funds rate by 0.50% in May, 0.25% in June, 0.50% in July, 0.25% in September and 0.25% in December.

The Corporation is also updating its first quarter and full year business outlook recently filed in its 2021 Form 10-K to consider its current expectations for federal funds rate increases in 2022, the updated noninterest income categorization and more recent expectations of first quarter and full year 2022 results.

For the full year 2022, compared to full year 2021, we expect revenue growth to be 9% to 11%. This reflects our revised projection for the amount and magnitude of increases to the federal funds rate for the remainder of 2022. All other full year guidance remains unchanged.

For the first quarter of 2022, compared to the fourth quarter of 2021 as presented in Exhibit 99.1, we expect:

•Average loans, excluding PPP, to be up approximately 1% to 2%,

•Net interest income to be down approximately 1% to 2%,

•Fee income, which reflects the updated categorization, to be down approximately 14% to 16%. Fee income is lower than originally projected in the fee guidance provided in the Business Outlook section of the 2021 Form 10-K primarily reflecting lower capital markets revenue and business activity,

•Other noninterest income, reflecting the updated categorization and excluding integration costs, net securities and Visa activity, to be between $175 million and $225 million,

•Total revenue to decline approximately 8% to 10%,

•Noninterest expense, excluding approximately $30 million of integration expense, to be down approximately 6% to 8%. Noninterest expense is lower than originally projected in the Business Outlook section of the 2021 Form 10-K commensurate with lower capital markets revenue and business activity, and

•Net loan charge-offs to be between $100 million and $150 million.

The information contained in this Current Report on Form 8-K is being furnished to assist investors in understanding how the Corporation's noninterest income results would have been presented in previously filed reports had such results been reported to reflect the updated noninterest income presentation discussed above. The Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and subsequent filings that include noninterest income information will reflect this change in presentation for all periods presented. The updated presentation did not affect total noninterest income, revenue or net income on our Consolidated Income Statement or our reportable segments.

The revisions to the presentation of the Corporation's noninterest income discussed above are reflected in Exhibit 99.1 attached hereto.

Cautionary Statement Regarding Forward-Looking Information

We make statements in this Current Report, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.

Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements.

Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including:
–Changes in interest rates and valuations in debt, equity and other financial markets,
–Disruptions in the U.S. and global financial markets,
–Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates and inflation,
–Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives,
–Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness,
–Impacts of tariffs and other trade policies of the U.S. and its global trading partners,
–The length and extent of the economic impacts of the COVID-19 pandemic,
–Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, and
–Commodity price volatility.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our views that:
–The U.S. economy continues to recover from the pandemic-caused recession in the first half of 2020. Growth is likely to remain above the economy’s long-run average throughout this year. Consumer spending growth will remain solid in 2022 due to good underlying fundamentals.
–Supply-chain difficulties will gradually ease over the course of 2022. Labor shortages will remain a constraint this year, although strong wage growth will support consumer spending.
–Inflation accelerated in the second half of 2021 to its fastest pace in decades due to strong demand but limited supplies coming out of the pandemic for some goods and services. Higher energy prices are adding to inflationary pressures in the first half of 2022. Inflation will slow in the second half of 2022 as pandemic-related supply and demand imbalances recede and energy prices stabilize. However, inflation will also broaden throughout the economy due to wage growth. Inflation will end 2022 above the Federal Reserve’s long-run objective of 2%.
–PNC expects the FOMC to raise the federal funds rate by 0.50% in May, 0.25% in June, 0.50% July, 0.25% in September and 0.25% in December to reach a range of 2.00% to 2.25% at the end of 2022. The FOMC will then further increase the federal funds rate in 2023. Also, the Federal Reserve will start to reduce its balance sheet in the next few months.
–Uncertainty about the outlook has increased with the Russian invasion of Ukraine. It has created upside risk to inflation this year, which could lead the FOMC to tighten more aggressively than currently anticipated. In addition, risks to growth are to the downside. The likelihood of a recession in late 2022 or 2023 has increased.

•PNC’s ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board’s Comprehensive Capital Analysis and Review process.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models.
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:

–Changes to laws and regulations, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles.
–Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
–Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
–Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
•We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing. Many of these risks and uncertainties are present in our acquisition and integration of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2021 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this Current Report or in our other SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

99.1	Consolidated Income Statement and Fee Income Reconciliation (non-GAAP) for all quarterly reporting periods of 2021 and 2020.	Furnished herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	March 31, 2022	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller